Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at janus.com/reports. You can also get this information at no cost by calling a Janus representative at 1-800-525-3713 or by sending an email request to prospectusorder@janus.com.	[JANUS LOGO]

Summary Prospectus dated January 28, 2013
As Supplemented March 15, 2013
As Supplemented June 28, 2013
Janus Global Research Fund
(formerly named Janus Worldwide Fund)

Ticker:	JANWX	Class D Shares*

*	Class D Shares are closed to certain new investors.

INVESTMENT OBJECTIVE

Janus Global Research Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class D

Management Fees (may adjust up or down)	0.70%
Other Expenses(1)	0.24%
Total Annual Fund Operating Expenses(2)	0.94%
Fee Waiver(2)	0.11%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.83%

(1)	Other Expenses are based on the estimated annualized expenses that the Shares expect to incur following the merger of Janus Global Research Fund with and into Janus Worldwide Fund.
(2)	Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses (excluding any performance adjustments to management fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to 1.07% until at least February 1, 2014. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Janus Capital has also agreed to additional management fee waivers in connection with the merger of Janus Global Research Fund with and into Janus Worldwide Fund.

EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class D Shares	$96	$300	$520	$1,155

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers or companies from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. The Fund may also invest in foreign equity and debt securities.

Janus Capital’s equity research analysts, overseen by the Portfolio Oversight Team led by Janus Capital’s Director of Equity Research James P. Goff (the “Research Team”), select investments for the Fund which represent the Research Team’s high-

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conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

Mr. Goff oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.

The Fund may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices, as substitutes for securities in which the Fund invests. The Fund may invest in derivative instruments (by taking long and/or short positions) for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions, or to hedge currency exposure relative to the Fund’s benchmark index) and to earn income and enhance returns.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. The Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

Emerging Markets Risk. The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market equity securities (also known as “A Shares”). Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in

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foreign securities through various other investment vehicles including derivatives, which also involve other risks. As of September 30, 2012, approximately 3.7% of the Fund’s investments were in emerging markets.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Growth Securities Risk. The Fund invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. The Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/allfunds or by calling 1-800-525-3713.

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Annual Total Returns for Class D Shares (calendar year-end)

2006	2007	2008	2009	2010	2011	2012
18.40%	26.75%	−45.49%	45.18%	20.70%	−7.48%	16.78%

Best Quarter: Second Quarter 2009 24.54% Worst Quarter: Fourth Quarter 2008 −24.95%

Average Annual Total Returns (periods ended 12/31/12)
	1 Year	5 Years	Since Inception (2/25/05)
Class D Shares

Return Before Taxes	16.78%	0.63%	8.06%

Return After Taxes on Distributions	16.67%	0.56%	7.55%

Return After Taxes on Distributions and Sale of Fund Shares	11.04%	0.54%	6.84%

Morgan Stanley Capital International World Indexsm	15.83%	−1.18%	3.79%
(net of foreign withholding taxes)
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

Morgan Stanley Capital International All Country World Indexsm	16.13%	−1.16%	4.33%
(net of foreign withholding taxes)
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

The Morgan Stanley Capital International (“MSCI”) World Indexsm is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes. This index is used to calculate the performance fee adjustment.

After-tax returns are calculated using distributions for the Fund’s Class D Shares for the periods following February 16, 2010; and for the Fund’s Class J Shares, the predecessor share class, for the periods prior to February 16, 2010. If Class D Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

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MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Portfolio Management: James P. Goff, CFA, is Janus Capital’s Director of Equity Research and Executive Vice President of the Fund, which he has managed since March 2013.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements

To open a new regular Fund account	$2,500

To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$500

To add to any existing type of Fund account without an automatic investment program	$100

To add to any existing type of Fund account with an automatic investment program	$50

You may generally purchase, exchange, or redeem Fund Shares on any business day by written request, wire transfer, telephone, and in most cases, online at janus.com/individual. You may conduct transactions by mail (Janus, P.O. Box 55932, Boston, MA 02205-5932), or by telephone at 1-800-525-3713. Purchase, exchange, or redemption requests must be received in good order by the Fund or its agents prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “To Open an Account or Buy Shares,” “To Exchange Shares,” and/or “To Sell Shares” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

With respect to certain other classes of shares, the Fund and its related companies may pay select broker-dealer firms or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing a broker-dealer or other intermediary or a salesperson to recommend the Fund over another investment or to recommend one share class over another.

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